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                                                                  EXHIBIT 10(xx)


                                 AMENDMENT NO. 5
                                     TO THE
                       KULICKE AND SOFFA INDUSTRIES, INC.
                      1994 EMPLOYEE INCENTIVE STOCK OPTION
                       AND NON-QUALIFIED STOCK OPTION PLAN


            WHEREAS, Kulicke and Soffa Industries, Inc. (the "Company") maintains the Kulicke and Soffa Industries, Inc. 1994 Employee Incentive Stock Option and Non-Qualified Stock Option Plan (the "Plan"), as amended and restated effective October 8, 1996, and as amended on four occasions thereafter, including an amendment to adjust the number of shares to reflect a stock split pursuant to resolutions of the Compensation Committee of the Company;

            WHEREAS, the Company reserved the right to amend the Plan at any time, subject to certain inapplicable limitations;

            WHEREAS, the Company desires to amend the Plan to provide the Company with greater flexibility in setting the vesting criteria applicable to options granted thereunder;

            NOW, THEREFORE, effective as of October 2, 2001, Section 6(b)(4)(A) of the Plan is hereby amended to read as follows:

                  (4) EXERCISE.

                        (A) GENERAL. Options shall be exercisable in such installments, on such dates, and/or upon fulfillment of such other conditions as the Committee may specify, provided that:



            IN WITNESS WHEREOF, Kulicke and Soffa Industries, Inc. has caused this Amendment No. 5 to be executed this ____ day of _______________, 2001.


[Seal]                                    KULICKE AND SOFFA INDUSTRIES, INC.



Attest:                                   By:
       -----------------------------         -----------------------------------

                                          Date:
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